EXHIBIT 10.12





                              GUARANTEE & INDEMNITY

                                     BETWEEN

                           XCEL POWER SYSTEMS LIMITED
                           PASCALL ELECTRONICS LIMITED
                      PASCALL ELECTRONIC (HOLDINGS) LIMITED
                         BELIX WOUND COMPONENTS LIMITED

                                       AND

                      LLOYDS TSB COMMERCIAL FINANCE LIMITED

                             GUARANTEE AND INDEMNITY
                             -----------------------


To       LLOYDS TSB Commercial Finance Limited
         Boston House
         The Little Green
         Richmond
         Surrey TW9 1QE

1. We, the Guarantors and Indemnifiers, whose names appear in the schedule hereto have agreed to give you as contained in the succeeding clauses hereof, as many separate and independent guarantees and indemnities as there are parties hereto (other than you) whereby the liabilities to you of each and every one of us are guaranteed by the others of us and whereby each one of us indemnifies you against any losses (as defined herein) arising from transactions between you and any other of us.

2.       Accordingly in this deed except where the context otherwise requires:

         (1) words implying the singular shall include the plural and words implying any of the three genders shall include either of the other two;

         (2) the expression "Principal" shall mean and apply to any one of us for whose liabilities any such guarantee is given and in respect of whose transactions with you any such indemnity is given;

         (3) the following expressions shall have the meanings assigned to them below:

                  "Agreement"
                  any agreement between the Principal and you for the factoring, discounting and/or financing of book debts and/or receivables,

                  "Indulgence"
                  any indulgence, agreement not to sue or release of any charge lien or other security or any part thereof,

                  "Losses"
                  losses, costs, damages, claims, interest and expenses and

         (4) any other expression used in the Agreement shall have the meaning attributed to it therein.

3.       We hereby guarantee:

         (i) the due performance of all the obligations of the Principal under the Agreement and any other agreement and

         (ii) upon your demand in writing the due payment of all amounts payable or which may at any time hereafter become payable to you by the Principal whether arising under the Agreement or otherwise.

4. Without prejudice to the provisions of paragraph 3 hereof, we hereby agree to indemnify you and hold you harmless against all losses you may suffer or incur by reason of any failure of the Principal to comply with any term of the Agreement or of any other agreement between the Principal and you.

5. The guarantee given herein shall be a continuing guarantee, shall apply to the ultimate amount payable by the Principal and shall not be discharged by any intermediate payment or satisfaction by the Principal.

6.       Our liability under this guarantee and indemnity shall not be affected by:

         (i) any time or indulgence granted by you to the Principal or any other person,

         (ii) any compromise made by you with the Principal or any other person,

         (iii) any variation in the Agreement or in any other agreement between the Principal and you (whether or not our liability to you may be increased thereby) or by any defect therein or in its execution, or

         (iv)     any change in the constitution of the Principal.

         and we shall be liable hereunder in every respect as principal debtors.

7. For the purpose of determining our liability under this guarantee and indemnity, which shall be additional to and not in substitution for any other security taken or to be taken by you in respect of the Principal's obligations to you, we shall be bound by any acknowledgement or admission by the Principal and by any judgment in your favour against the Principal. For the purpose of determining the amount of any losses we shall accept and be bound by a certificate signed by your company secretary in arriving at the amount payable by the Principal to you you shall be entitled to take into account all liabilities (whether actual or contingent) and to make a reasonable estimate of any contingent liability.

8. Any notice or demand on any of us shall be validly given if handed to any one of its officials or if delivered to or sent by post to its address stated herein or its registered office or its address last known to you and if sent by post shall be deemed to be received within seventy-two hours of posting.

9. We shall be liable to pay you interest calculated from day to day and compounded monthly at a rate equivalent to the discount charge for which provision is made in the Agreement on all sums demanded by you hereunder from the date of your demand to the date when payment is received by you both before and after any judgment.

10. Each one of us assigns to you, as security for the due performance of our obligations hereunder any right of proof, in consequence of any winding up of the Principal, in respect of any indebtedness of the Principal to that one of us; and each one of us irrevocably appoints you and your directors and secretary for the time being jointly and each one of you and them severally to be his attorney to execute in his name such documents and to do such other things as you may consider requisite to effect collection of any dividend or to vote at any meeting in respect of such right of proof.

11. Our liability hereunder shall be joint and several and you may release, grant indulgence to or compromise with any one of us without affecting the obligations of the other or others. The liability of any one of us hereunder shall not be affected by:

         (i)      any defect in the execution of this deed by any other of us,

         (ii) any defect in any other guarantee or indemnity or other security held by you in respect of the Principal's obligations to you or in the execution thereof or

         (iii)    any notice of termination hereof by any other of us.

         You may at your discretion (but shall not be obliged to) treat any notice by any one of us as notice by all of us.

12. Any monies received by you by virtue of or in connection with this guarantee and indemnity may be placed by you to the credit of a suspense account with a view to your preserving your right to prove for the whole of your claim against the Principal in the event of its winding up.

13. This guarantee and indemnity shall remain in full force and effect until the termination of the Agreement and the discharge in full of all the Principal's obligations thereunder and after such full discharge until the expiry of not less than three months notice of termination delivered by any one of us to your registered office but such termination shall not affect our liability as regards any liability of the Principal existing or known to be contingent before the expiry of the period of the said notice with effect from the date of the receipt of' it by you.

14. This guarantee and indemnity shall be construed and take effect according to English law and we accept the non-exclusive jurisdiction of the English Courts. If any provision hereof shall he held invalid or unenforceable no other provisions hereof shall be affected and all such other provisions shall remain in full force and effect.

                                  THE SCHEDULE

Guarantors and Indemnifiers:

(1)      Xcel Power Systems Limited                    (name)
         Brunswick Road, Cobbs Wood, Ashford, Kent     (address)
         TN23 1EB
         England & Wales                               (country or registration)
         00575679                                      (number)

(2)      Pascall Electronics Limited                   (name)
         Brunswick Road, Cobbs Wood, Ashford, Kent     (address)
         TN23 1EH
         England & Wales                               (country of registration)
         01316674                                      (number)

(3)      Pascall Electronic (Holdings) Limited         (name)
         Brunswick Road, Cobbs Wood, Ashford, Kent     (address)
         TN23 1EH
         England & Wales                               (country of registration)
         01756274                                      (number)

(4)      Belix Wound Components Limited                (name)
         Brunswick Road, Cobbs Wood, Ashford, Kent     (address)
         TN23 1EH
         England & Wales                               (country of registration)
         01537636                                      (number)

This document has been executed as a deed by or on behalf of each of us to indicate our binding agreement to its terms.

SIGNED and DELIVERED as a deed on            )
21st    day of   June 2005            by you )
XCEL POWER SYSTEMS LIMITED

acting by                                    )
                                             )
(a Director )                                         and Signature of Director

                                             )
(a Director / its Company Secretary          )        Signature of Director/
                                             )        Company Secretary

SIGNED and DELIVERED as a deed on            )
         day of                       by you )
PASCALL ELECTRONICS LIMITED

acting by
                                             )
(a Director) and                                      Signature of Director
                                             )
(a Director / its Company Secretary          )        Signature of Director/
                                             )        Company Secretary


SIGNED and DELIVERED as a deed on            )
21st    day of   June 2005            by you )
PASCALL ELECTRONIC (HOLDINGS) LIMITED

acting by
                                             )
(a Director) and                                      Signature of Director

                                             )
(a Director / its Company Secretary          )        Signature of Director/
                                             )        Company Secretary


SIGNED and DELIVERED us it deed on           )
21st    day of   June 2005            by you )
BELIX WOUND COMPONENTS LIMITED

acting by
                                             )
(a Director) and                                      Signature of Director

                                             )
(a Director /its Company Secretary           )        Signature of Director/
                                             )        Company Secretary